EXHIBIT 10.1.8.:  SCHEDULE OF AMENDMENTS

                           ALCAN PENSION PLAN (CANADA)

                           SCHEDULE OF AMENDMENTS 01-1

1.   The following subsection is added immediately following subsection 19.07:

     19.08        Pension Augmentation at 1 July 2001

                  19.08.1 The retirement pension, the deferred retirement pension and the Disability Pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 September 2000, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 July 2001.

                                    The monthly amount of the augmentation on any date of calculation on or after 1 July 2001 is equal to the product of the Augmentation Factor and the Monthly Pension.

                                    Notwithstanding the preceding, this pension augmentation is not applicable if a Member at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested and has less than 10 years of Credited Service.

                  19.08.2 For the purposes of this subsection 19.08 only, the following expressions shall have the meanings set out below:

                                    "Commencement Date" means the earliest of a Member's retirement date; the date he became disabled; the date of termination of service, however, in the case where the date of termination of service falls before 1 January 1983, then in such case the date of termination of service shall be deemed to be 1 January 1983; and, in the case of a pre-retirement surviving spouse's pension, the first of the month following the Member's date of death.

                                    "Consumer Price Index" for a month means the Consumer Price Index for the month as published by Statistics Canada under authority of the Statistics Act or the corresponding index of the country in whose currency the Monthly Pension is paid at a fixed rate of exchange.

                                    "Monthly Pension" means the monthly
                                    equivalent of the pension referred to in paragraph 19.08.1 excluding, in the case where the pension commenced between 1 April 1975 and 1 January 1976 inclusively or in the case where the termination date was before 1 February 1976, any increase paid under the provisions of the Government Annuity Improvement Act, Chapter 83, Statutes of Canada 1974-75-76.

                                    "Augmentation Factor" means the factor
                                    determined by the following formula:

                                    [ (CPI1 / CPI2 ) / (1 + A) ] - 1
                                    where

                                    "CPI1" equals the average Consumer Price
                                    Index for the 12-month period ending 30 June
                                    2000,

                                    "CPI2" equals the average Consumer Price
                                    Index for the 12-month period ending three calendar months prior to the month during which the Commencement Date occurred, and

                                    "A" equals the sum, on a compounded basis, of the augmentation factors under all previous pension augmentations since Commencement Date.

                                    Notwithstanding the above, the Augmentation
                                    Factor shall equal 20% for a member who at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested and 10 years or more of Credited Service.

                  19.08.3 Unless it is an integral number of tenths of 1%, the sum, on a compounded basis, of the augmentation factors under this and all previous pension augmentations since Commencement Date shall be rounded to the next higher multiple of 0.1%.

                  19.08.4 The retirement pension of a Member, who retires on or after 1 July 2001 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

                  19.08.5 The Monthly Pension payable for a particular month on or after the effective date of this augmentation shall not exceed the maximum pension augmented with increases of the Consumer Price Index as required by Revenue Rules.

2. Subsection 2.09.1 is amended by inserting after the words "returns to work" the words "for a Participating Company".

3. Subsection 2.10 is amended by replacing "Alcan Aluminium Limited" by "Alcan Inc.".

4. Subsection 2.28 is amended by inserting after the first paragraph the following paragraph

          " In the case where Credited Service is recognized in respect of a period of unpaid leave of absence in accordance with subsection 3.07, the Pensionable Earnings of the Member for such period shall equal the amount of Pensionable Earnings that he would otherwise have earned had he not been on leave based on the Pensionable Earnings he was earning at the time he was granted leave."

5. Paragraph 19.07.2 is amended by replacing in the expression "Monthly Pension Amount" the word "less" by the word "excluding".

6. Annex B, Names and Addresses of Participating Companies, is amended as attached.

The above amendments come into force on the following dates:

         Section                        Date
         -------                        ----
            1                       1 July 2001
            2                       1 July 2000
            3                       1 March 2001
            4                       1 January 1990
            5                       1 October 2000
            6                       1 March 2001

                                    ANNEX B

                 NAME AND ADDRESSES OF PARTICIPATING COMPANIES

1.  ALCAN INC.                                    5.  ALCAN MANAGEMENT SERVICES CANADA LIMITED
    1188 Sherbrooke Street West                       1188 Sherbrooke Street West
    Montreal, Quebec                                  Montreal, Quebec
    H3A 3G2                                           H3A 3G2


2.  ALCAN ADMINCO (2000) INC.                     6.  ALCAN ASIA PACIFIC LIMITED
    1188 Sherbrooke Street West                       1188 Sherbrooke Street West
    Montreal, Quebec                                  Montreal, Quebec
    H3A 3G2                                           H3A 3G2


3.  ALCAN ALUMINIO (AMERICA LATINA) INC.          7.  ALCAN SHIPPING SERVICES LIMITED
    1188 Sherbrooke Street West                       1188 Sherbrooke Street West
    Montreal, Quebec                                  Montreal, Quebec
    H3A 3G2                                           H3A 3G2


4.  ALCAN INTERNATIONAL LIMITED                   8.  THE ROBERVAL AND SAGUENAY RAILWAY COMPANY
    1188 Sherbrooke Street West                       1188 Sherbrooke Street West
    Montreal, Quebec                                  Montreal, Quebec
    H3A 3G2                                           H3A 3G2

                           ALCAN PENSION PLAN (CANADA)

                           SCHEDULE OF AMENDMENTS 01-2

7.   The following subsection is added immediately following subsection 19.08:

     19.09     Pension Augmentation at 1 October 2001

               This pension augmentation consists of four successively applied pension augmentations. The first is described in paragraph 19.09.1, the second in paragraph 19.09.2, the third in paragraph
               19.09.3 and the fourth in paragraph 19.09.4.

               19.09.1   Supplementary Augmentation of Smaller Pensions

                         19.09.1.1 The retirement pension of a Member aged less
                                   than 65 on 1 April 1999, who either retired before 1 November 1998 or terminated employment before 1 November 1998 and retired before 2 May 1999, shall be augmented on 1 October 2001, as applicable, in accordance with subparagraph 19.09.1.2.

                         19.09.1.2 The monthly amount of the augmentation is
                                   determined by the formula:

                                   (X - Y) x (1 + the augmentation factor
                                   determined under subparagraph 19.06.2.3) x
                                   (1 + the augmentation factor determined under paragraph 19.07.3) x

                         (1 + the augmentation factor determined under paragraph 19.08.2)

                         where

                         "X" equals the monthly amount of the augmentation, determined in accordance with the variable "B" only in subparagraph 19.06.1.10; and

                         "Y" equals the monthly amount of the augmentation, determined in accordance with subparagraph 19.06.1.10.

               19.09.2   Adjustment for Inflation between Date of
                         Discontinuation of Active  Participation and
                         Commencement Date

                         19.09.2.1 The retirement pension of a Member who
                                   discontinued his active participation in the Plan while remaining in the service of the Company or an Affiliated Company until his Commencement Date or who on his Commencement Date was on sick leave and was not eligible to receive an Approved Disability Benefit shall be augmented on 1 October 2001.

                                   Notwithstanding the preceding, this pension augmentation is not applicable to the Member who, as a result of having discontinued his active participation in the Plan while remaining in the service of the Company or an Affiliated Company, became a Suspended Member pursuant to subsection 4.05.

                                   The monthly amount of the augmentation on any date of calculation on or after 1 October 2001 is equal to the product of the Augmentation Factor and the Monthly Pension.

                         19.09.2.2 For the purposes of this paragraph 19.09.2
                                   only, the following expressions shall have the meanings set out below:

                                   "Commencement Date" means the earliest of a Member's retirement date, the date he became disabled and the date of termination of service.

                                   "Consumer Price Index" for a month means the Consumer Price Index for the month as published by Statistics Canada under authority of the Statistics Act.

                                   "Monthly Pension" means the monthly
                                   equivalent of the pension referred to in subparagraph 19.09.2.1 excluding in the case where the pension commenced between 1 April 1975 and 1 January

                                   1976 inclusively or in the case where the termination date was before 1 February 1976, any increase paid under the provisions of the Government Annuity Improvement Act, Chapter 83, Statutes of Canada 1974-75-76.

                                   "Augmentation Factor" means the factor
                                   determined by the following formula:

                                   (CPI1 / CPI2 ) - 1

                                   where

                                   "CPI1" equals the average Consumer Price
                                   Index for the 12-month period ending three calendar months prior to the month during which the Commencement Date occurred, and

                                   "CPI2" equals the average Consumer Price
                                   Index for the 12-month period ending three calendar months prior to the month during which the Member discontinued his active participation in the Plan or, as the case may be, prior to the first day of the year during which he began his sick leave.

               19.09.3   Adjustment to Reflect Current Early Retirement Factors

                         19.09.3.1 The retirement pension in payment of a Member
                                   shall be augmented on 1 October 2001, as applicable, in accordance with subparagraph 19.09.3.5.

                         19.09.3.2 The pension in payment of a surviving Spouse
                                   or of a surviving Contingent Annuitant and the Spouse's or the Contingent Annuitant's pension payment guarantee connected to the retirement pension of a Member shall be augmented on 1 October 2001, as applicable, in accordance with subparagraph 19.09.3.6.

                         19.09.3.3 Notwithstanding the preceding subparagraphs
                                   19.09.3.1 and 19.09.3.2, this pension
                                   augmentation is not applicable:

                                   (i)       to the retirement pension of a
                                             Member who was not entitled to an
                                             immediate pension under the Plan at
                                             his date of termination of
                                             employment;

                                   (ii)      to the retirement pension of a
                                             Member who at his Date of
                                             Retirement was in receipt of a
                                             Disability Pension in accordance
                                             with section 14;

                                   (iii)     to the retirement pension of a
                                             Member, other than a CAW Member,
                                             whose Retirement Date falls after
                                             31 December 2000;

                                   (iv)      to the retirement pension of a CAW
                                             Member whose Retirement Date falls
                                             after 30 June 2000;

                                   (v)       to the pension of a Beneficiary
                                             payable under the normal guarantee
                                             or the ten year guarantee;

                                   (vi) to the pension of a limited member, as such term is defined under the Family Relations Act (British
                                             Columbia);

                                   (vii)     to the retirement pension of a
                                             Member, either in payment or
                                             deferred pursuant to subsection
                                             8.03, who was or is entitled to
                                             credits under the Plan pursuant to
                                             section 80 of the Pension Benefits
                                             Act (Ontario);

                                   (viii)    to the retirement pension of a
                                             Member whose Early Retirement Date
                                             was after October 1996, who at such
                                             date was in receipt of the Approved
                                             Disability Benefit - preretirement
                                             for sickness and where the early
                                             retirement factor at his Early
                                             Retirement Date equaled 100%; and

                                   (ix)      for greater certainty, either to
                                             the retirement pension of a Member
                                             who retired pursuant to subsection
                                             6.02 and where the early retirement
                                             factor at his Early Retirement Date
                                             equaled 100% or to the retirement
                                             pension of a Member who retired
                                             pursuant to subsection 6.01, 6.03
                                             or 6.04;

                                   and is not applicable either to the pension in payment of a surviving Spouse or surviving Contingent Annuitant of such Member or CAW Member referred to above or to the Spouse's or Contingent Annuitant's pension payment guarantee connected to the retirement pension of such a Member or CAW Member referred to above.

                         19.09.3.4 For the purposes of this paragraph 19.09.3,
                                   the following expressions shall have the meanings set out below:

                                   "Augmentation Factor" means the factor
                                   determined by the formula:

                                   (ERF1 / ERF2) - 1

                                   where

                                   ERF1 means the early retirement factor
                                   determined pursuant to subsection 8.02,
                                   except that the number 75 shall be read as the number 70 and using the same age and Credited Service of the Member that were used to determine ERF2 and, where the Member had deferred payment of his early retirement pension, increased in accordance with subsection 8.03, plus

                                   the greater of the following amounts:

                                   (i)  12 %, if the Member was under the age
                                        of 55 at his Early Retirement Date

                                        less

                                          3%, for each year that the sum of his
                                          age and Credited Service was less than
                                          84 at his Early Retirement Date,


                                   (ii)   12 %, if the Member was under the age
                                          of 55 and the sum of his age and
                                          Credited Service equaled 70 or more at
                                          his Early Retirement Date

                                          less

                                          6%, for each year by which the
                                          Member's age preceded 54 years and 6
                                          months at his Early Retirement Date,

                                   and

                                   (iii)  nil;

                                   ERF2 means the early retirement factor
                                   determined at the Member's Early Retirement
                                   Date and, where the Member had deferred
                                   payment of his early retirement pension, increased in accordance with subsection 8.03 at his Pension Commencement Date;

                                   "Monthly Pension" means the monthly
                                   equivalent of the pension referred to in either of subparagraphs 19.09.3.1 and
                                   19.09.3.2 or of the pension payment guarantee referred to in subparagraph 19.09.3.2;

                                   "Total Monthly Pension" means the sum of the Monthly Pension and as the case may be, the monthly equivalent of the pension or of the pension payment guarantee under the Regime agree de pensions Alcan (Quebec) and the Alcan Supplemental Retirement Benefit Plan;

                                   "Adjusted Total Monthly Pension" means the
                                   Total Monthly Pension excluding that portion which ceases to be paid at the date when the Member reaches or would have reached age 65.

                  19.09.3.5 In regard to subparagraph 19.09.3.1, the monthly amount of the augmentation is equal to the product of the Augmentation Factor and one of the following amounts, as applicable:

                                   (i)    if the Member was not a Suspended
                                          Member at his Early Retirement Date
                                          and, his retirement
                                        pension is subject to a pension
                                        conversion currency option or he is
                                        receiving a pension under a plan other
                                        than the Plan, the Regime agree de
                                        pensions Alcan (Quebec) and Alcan
                                        Supplemental Retirement Benefit Plan,
                                        the lesser of

                                        (i.1)    the Adjusted Total Monthly
                                                 Pension

                                        and

                                        (i.2)    $1722.22 / 12 per year of
                                                 Credited Service x the
                                                 percentage that would have
                                                 applied to the Member's
                                                 retirement pension, depending
                                                 on the payment option elected
                                                 at his Early Retirement Date,
                                                 in application of section 10 as
                                                 in effect on 1 October 2001;

                                 (ii)   if the Member was not a Suspended
                                        Member at his Early Retirement Date and
                                        his retirement pension is not subject to a pension conversion currency option and he is not receiving a pension under a plan other than the Plan, the Regime agree de pensions Alcan (Quebec) and Alcan Supplemental Retirement Benefit Plan, the lesser of

                                        (ii.1)    the greater of

                                                  (ii.1.1)  $30.00 per year of
                                                            Credited Service

                                                  and

                                                  (ii.1.2)  the Adjusted Total
                                                            Monthly Pension

                                        and

                                        (ii.2)   $1722.22 /12 per year of
                                                  Credited Service x the
                                                  percentage that would have
                                                  applied to the Member's
                                                  retirement pension, depending
                                                  on the payment option elected
                                                  at his Early Retirement Date,
                                                  in application of section 10
                                                  as in effect on 1 October
                                                  2001;

                                (iii)   if the Member was a Suspended Member
                                        immediately prior to his

                                        Early Retirement Date and, either was
                                        not a member of the Regime agree de
                                        pensions Alcan (Quebec) or being a
                                        member of the Regime agree the pension
                                        Alcan (Quebec) was a suspended member at his early retirement date, the lesser of

                                        (iii.1)   the Adjusted Total Monthly
                                                  Pension

                                                  and

                                        (iii.2)   $1722.22 /12 per year of
                                                  Credited Service x the
                                                  percentage that would have
                                                  applied to the Member's
                                                  retirement pension, depending
                                                  on the payment option elected
                                                  at his Early Retirement Date,
                                                  in application of section 10
                                                  as in effect on 1 October
                                                  2001;

                                   or

                                   (iv) if the Member was a Suspended Member
                                        at his Early Retirement Date and, being
                                        a member of the Regime agree the pension
                                        Alcan (Quebec), was not a suspended
                                        member at his early retirement date, the Monthly Pension;

                         19.09.3.6 In regard to subparagraph 19.09.3.2, the
                                   monthly amount of the augmentation is equal to the product of the Augmentation Factor and one of the amounts determined in accordance with subparagraph 19.09.3.5, as applicable, except that in applying subparagraph 19.09.3.5, the amount of $30.00 shall be read as $18.00 and the amounts determined in clauses (i.2), (ii.2) and (iii.2) shall be multiplied by the percentage guaranteed to the Spouse or Contingent Annuitant.



               19.09.4   Inflation Adjustment

                         19.09.4.1 The retirement pension, the deferred
                                   retirement pension and the Disability Pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 September 2001, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 October 2001.

                                   The monthly amount of the augmentation on any date of calculation on or after 1 October 2001 is equal to the product of the Augmentation Factor and the Monthly Pension.

                                   Notwithstanding the preceding, this pension augmentation is not applicable if a Member at his Commencement Date has less than 100% of the Company's contributions to his retirement income vested and has less than 10 years of Credited Service.

                         19.09.4.2 For the purposes of this paragraph 19.09.4
                                   only, the following expressions shall have the meanings set out below:

                                   "Commencement Date" means the earliest of a Member's retirement date; the date he became disabled; the date of termination of service; the date he became eligible to an unreduced early retirement pension, but not before 1 January 2001, if on 30 December 2000 he had been on the non-active payroll of a Participating Company and, in the case of a pre-retirement surviving spouse's pension, the first of the month following the Member's date of death.

                                   "Consumer Price Index" for a month means the Consumer Price Index for the month as published by Statistics Canada under authority of the Statistics Act or the corresponding index of the country in whose currency the Monthly Pension is paid at a fixed rate of exchange.

                                   "Monthly Pension" means the monthly
                                   equivalent of the pension referred to in subparagraph 19.09.4.1 excluding, in the case where the pension commenced between 1 April 1975 and 1 January 1976 inclusively or in the case where the termination date was before 1 February 1976, any increase paid under the provisions of the Government Annuity Improvement Act, Chapter 83, Statutes of Canada 1974-75-76.

                                   "Augmentation Factor" means the factor
                                   determined by the following formula 1:

                                   the greater of

                                   (i)      A + B - 1

                                   and
-------------------------------

                                   (ii)     nil

                                   where

                                   "A" equals the lesser of
                                   (i)      1.03C/12

                                   and

                                   (ii)     CPI1 / CPI2,

                                   "B" equals the greater of
                                   (i)      0.5 x (CPI1 / CPI2 - 1.03C/12)

                                   and

                                   (ii)     nil

                                   "C" equals the lesser of
                                   (i)      12

                                   and

                                   (ii)     the  number  of months  that the
                                            Commencement Date precedes 1
                                            October 2001,

                                   "CPI1"   equals the average Consumer Price
                                            Index for the 12-month period
                                            ending 30 June 2001,

                                   and

                                   "CPI2"   equals the average Consumer Price
                                            Index for the 12-month period
                                            ending the later of

------------------------------------------------------------------------------

                                   (i) three calendar months prior to the month during which the Commencement Date occurred and
                                   (ii) 30 June 2000.

                         19.09.4.3 The retirement pension of a Member, who
                                   retires on or after 1 October 2001 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

                         19.09.4.4 The retirement pension of a Member, who
                                   retires on or after 1 October 2001 and, who on 30 December 2000 and immediately prior to such retirement was on the non-active payroll of a Participating Company, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had the date of his eligibility to an unreduced early retirement pension, but not before 1 January 2001, been his Commencement Date for the purpose of calculating such augmentation.

                         19.09.5 Unless it is an integral number of hundreds of 1%, the sum, on a compounded basis, of the augmentation factors under this and all previous pension augmentations since Commencement Date shall be rounded to the next higher multiple of 0.01%.

                         19.09.6   The Monthly Pension payable for a
                                   particular month on or after the effective date of this augmentation shall not exceed the maximum pension augmented with increases of the Consumer Price Index as required by Revenue Rules.

The above amendment shall come into force on 1 October 2001.